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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: November 16, 1999
(Date of earliest event reported)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                       333-77561              41-1808858
(State or Other Juris-        (Commission       (I.R.S. Employer
diction of Incorporation)    File Number)    Identification No.)

8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MINNESOTA           55437
     (Address of Principal Executive Office)                        (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:(612) 832-7000


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ITEM 5. OTHER EVENTS.

               On or about November 23, 1999, the Registrant will cause the issuance and sale of Home Loan-Backed Term Notes, Series 1999-HS7, (the "Term Notes") issued pursuant to an Indenture to be dated as of November 23, 1999, between Home Equity Loan Trust 1999- HS7, as issuer, and The Chase Manhattan Bank, as Indenture Trustee.

               In connection with the sale of the Term Notes by Residential Funding Securities Corporation ( the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Term Notes following the effective date of Registration Statement No.333-77561, which Computational Materials are being filed manually as exhibits to this report.

               The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Term Notes and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials consist of the pages that appear after the Form SE cover SHEET AND THE PAGE HEADED "NOTICE". THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

               The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the Revolving Credit Loans underlying the Term Notes (the "Revolving Credit Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Term Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Revolving Credit Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Term Notes.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (A)    FINANCIAL STATEMENTS.

               Not applicable.

        (B)    PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

        (C)    EXHIBITS

                           Item 601(a) of
                           Regulation S-K

EXHIBIT NO.                EXHIBIT NO.                 DESCRIPTION

            1                          99              Computational Materials




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                                            -4-

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.

                                                   BY:   /S/ STEPHEN HYNES
                                                   Name: Stephen Hynes
                                                   Title: Vice President

Dated: November 16, 1999



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                                            -5-

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES II, INC.
                                                   BY:
                                                   Name: Stephen Hynes
                                                   Title: Vice President

Dated: November 16, 1999



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                                            -6-

                                         EXHIBIT INDEX

               Item 601 (a) of          Sequentially
 Exhibit       Regulation S-K           Numbered
NUMBER           EXHIBIT NO.            DESCRIPTION                   PAGE

        1           99              Computational Materials      Filed Manually




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                                            -7-

                                           EXHIBIT

                                    (Intentionally Omitted)



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